                                                                  EXHIBIT 10.18

                     PURCHASE AGREEMENT FOR REAL PROPERTY
                            AND ESCROW INSTRUCTIONS
                            -----------------------

     This Purchase Agreement for Real Property and Escrow Instructions ("Agreement") is entered into by and between TR BRELL CAL CORP., an Illinois corporation, ("Seller"), and E-TEK DYNAMICS, INC., a California corporation ("Buyer").

     1.   PURCHASE OF PROPERTY. Seller agrees to sell to Buyer and Buyer agrees
          --------------------
to purchase from Seller, the Property (as described in Paragraph 2.1) in consideration for the payment of the Purchase Price (as described in Paragraph 2.4), together with the respective promises of the parties set forth in this Agreement.

     2.   BASIC TERMS AND DEFINITIONS.
          ---------------------------

          2.1  PROPERTY. The term "Property" shall mean: (i) the land which is
               --------
     legally described on Exhibit A attached to this Agreement and made a part hereof and containing approximately 9.82 acres ("Land") together with all improvements, fixtures and equipment located on the Land, including the three (3) two-story research and development/office buildings containing approximately 177,000 square feet in the aggregate and commonly referred to as 1865, 1875 and 1885 Lundy Avenue, San Jose, California (collectively, the "Building"), (excluding, however, any fixtures or equipment owned by tenants of the Building or any property manager), (ii) Seller's leasehold rights in the leases with the tenants described on Exhibit B attached to this Agreement and made a part hereof ("Leases"), (iii) whatever rights Seller has in any easements, rights of way, development rights, and real property rights appurtenant to the Land, to the extent they are assignable (collectively, "Real Property Rights"), (iv) whatever rights Seller has in Contracts, Licenses and Permits (as defined in Paragraph 13) and (v) any personal property owned by Landlord, located on the Land, and used in connection therewith ("Personal Property").

          2.2  BUYER. E-TEK Dynamics, Inc., whose address is c/o Matthew Lucero,
               -----
     1885 Lundy Avenue, San Jose, California 95131; Telephone: (408) 432-6300;
     Telecopier: (408) 432-8550.

          2.3  SELLER. TR Brell Cal Corp., whose address is c/o The Koll
               ------
     Company, 4343 Von Karman Avenue, Newport Beach, California 92660-2083,
     Attention: Warren Starks; Telephone: (714) 852-5252; Telecopier: (714) 250-6055.

          2.4  PURCHASE PRICE. The purchase price for the Property shall be
               --------------
     Eleven Million Dollars ($11,000,000.00) ("Purchase Price").

          2.5  EFFECTIVE DATE. The effective date of this Agreement the date on
               --------------
     which this Agreement is fully executed as indicated by the later date of the Seller's and Buyer's signatures as shown on page 27 of this Agreement ("Effective Date").

          2.6  DUE DILIGENCE PERIOD. The period beginning on the Effective Date
               --------------------
     and ending at 5:00 p.m. on the thirtieth (30th) day thereafter.

          2.7  CLOSING DATE. The Closing shall occur within sixty (60) days
               ------------
     following the expiration of the Due Diligence Period or on such other date as is mutually agreed upon by the parties ("Closing Date").

          2.8  TERMS OF PURCHASE.
               -----------------

               (a)  THE DEPOSIT. Initially, a wire transfer or cashier's or
                    -----------
          certified check in the amount of One Hundred Thousand Dollars ($100,000.00) (the "Deposit") shall be delivered to Escrow Holder by Buyer upon execution of this Agreement as a condition to the "Opening of Escrow" as provided in Paragraph 7.2. Escrow Holder shall place the Deposit in an interest-bearing account and all earned interest shall accrue to the Buyer's benefit, unless Seller is entitled to the Deposit as liquidated damages under Paragraph 6.5, in which event the interest shall accrue to Seller's benefit. For purposes of this Agreement, any accrued interest shall be deemed part to the "Deposit". If Buyer terminates or is deemed to have terminated this Agreement prior to the expiration of the Due Diligence Period in accordance with
          Section 3.2.2 of this Agreement, the Deposit shall be refunded to Buyer. If Buyer does not so terminate this Agreement, Buyer shall increase the Deposit by Two Hundred Thousand Dollars ($200,000.00) for a total Deposit of Three Hundred Thousand Dollars ($300,000.00) prior to the expiration of the Due Diligence Period. The Deposit shall be applied to the Purchase Price at Closing (as hereinafter defined).

               (b)  BUYER'S CASH AT CLOSING. The balance of the Purchase Price
                    -----------------------
          less the amount of the Deposit, plus any other amounts to be paid by Buyer under this Agreement, shall be delivered to Escrow Holder by Buyer as provided in Paragraph 5.3.

          2.9  ESCROW. Escrow Number 760352 at the Escrow Holder which shall be
               ------
     opened as provided in Paragraph 7.2.

          2.10  ESCROW HOLDER. Chicago Title Company, whose address is 110 W.
                -------------
     Taylor Street, San Jose, California 95110, Escrow Officer: Sharman McKenna,
     Telephone: (408) 292-4212; Telecopier: (408) 282-1404.

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          2.11  TITLE POLICY. A CLTA Owners Protection Policy of Title Insurance
                ------------
     issued by Chicago Title Insurance Company ("Title Company"), in the amount of the Purchase Price, subject to the standard preprinted exceptions therein, the exceptions to title listed on Exhibit C attached hereto and incorporated herein and any exceptions created or resulting from Buyer's acts, or otherwise approved by Buyer (collectively, the "Permitted Exceptions").

     3.   CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE. Buyer's obligation to
          -------------------------------------------
purchase the Property is subject to the satisfaction or waiver of all the conditions set forth below (which are for Buyer's benefit) on or before the Closing Date.

          3.1  TITLE CONDITION.
               ---------------

               3.1.1 As soon as reasonably practicable after the Opening of Escrow, Buyer shall request and obtain from the Title Company a current CLTA coverage preliminary report for the Property (the "Preliminary Report"), together with copies of all documents available to the Title company referenced as recorded exceptions in the Preliminary Report. No later than the last day of the Due Diligence Period, Buyer may disapprove the Preliminary Report by delivering written notice to Seller and Escrow Holder (the "Notice of Defect") specifying each matter shown in the Preliminary Report, if any, which is disapproved by Buyer (each a "Disapproved Exception"). Seller's failure to receive the Notice of Defect within the Due Diligence Period shall be conclusively deemed to constitute Buyer's disapproval of the Preliminary Report as if Buyer had delivered a Notice of Defect disapproving each matter shown in the Preliminary Report.

               3.1.2 Within five (5) business days after receiving a Notice of Defect or after the end of the Due Diligence Period if Buyer failed to deliver the Notice of Defect, Seller shall deliver to Buyer and Escrow Holder notice as to whether Seller will use its reasonable efforts to cure the Disapproved Exception(s). Buyer's failure to receive any notice from Seller within that five (5) business day period shall be deemed to be notice to Buyer that Seller elected not to cure the Disapproved Exception(s). Buyer shall be deemed to have terminated this Agreement under Paragraph 6.3 unless Buyer waives its disapproval of the Disapproved Exception(s) and agrees to acquire title to the Property subject to the Disapproved Exception(s) by written notice delivered to Seller and Escrow Holder within three (3) business days after Seller's notice (or deemed notice) as provided in this Paragraph 3.1.2.

               3.1.3 If Seller notifies Buyer in writing, as provided in Paragraph 3.1.2, that it would use its reasonable efforts to cure a Disapproved Exception, and then fails to cure that Disapproved Exception by no later than three (3) business days before the Closing Date, Buyer, as its only remedy for Seller having failed to cure the Disapproved Exception, may elect by written notice to Seller and Escrow Holder, to be received no later than two (2) business days before the Closing Date, either to terminate this Agreement or to Close Escrow and to acquire the Property, subject to the Disapproved Exception(s), which Seller shall have no obligation to cure. Seller's failure to receive notice of Buyer's election by such time shall be deemed an election by Buyer to terminate this Agreement.

               3.1.4 If Buyer properly elects to terminate this Agreement as provided in this Paragraph 3.1, or if this Agreement is deemed to be terminated as provided in this Paragraph 3.1, this Agreement shall terminate and the Deposit shall be returned to Buyer as provided in Paragraph 6.3. Additionally, if Seller fails to use reasonable efforts to cure a Disapproved Exception after notifying Buyer of Seller's intention to do so, and if Buyer terminates this Agreement because of the Disapproved Exception which Seller failed to use reasonable efforts to cure, Seller shall pay Buyer's reasonable out-of-pocket expenses incurred in connection with this transaction (not to exceed $40,000.00 in any event) during the period between the date on which Buyer received notice from Seller that Seller would use reasonable efforts to cure such exception and the date of such termination.

               3.1.5 A Disapproved Exception shall be considered to have been cured if the Title Company agrees to issue the Title Policy to Buyer without that Disapproved Exception being reflected as an exception to coverage under the Title Policy or with such Disapproved Exception reflected but insured over via an endorsement acceptable to Buyer.

               3.1.6 For purposes of this Paragraph 3.1, "reasonable efforts" shall not include any obligation of Seller to incur any expense whatsoever in connection with correcting any Disapproved Exception (except with respect to Seller's own financing or other security transactions), nor shall Seller's notice to Buyer regarding any of those items obligate Seller to incur any expense, except to the extent expressly stated otherwise in the notice. Nothing in this Paragraph
          3.1 shall obligate Buyer to expend any funds to cure a Disapproved Exception(s).

               3.1.7 Seller covenants not to encumber the Property or any portion thereof at any time after the Effective Date. If Seller does so encumber the Property, the release of any such encumbrance or provision of title insurance coverage over such encumbrance to Buyer's satisfaction shall be a condition precedent to Buyer's obligation to close.

               3.2  FEASIBILITY CONDITION.
                    ---------------------

                    3.2.1 Buyer shall have until 5:00 p.m. on the last day of the Due Diligence Period to confirm in Buyer's sole discretion, at Buyer's sole expense, whether Buyer may feasibly acquire and use the Property for Buyer's intended purpose. During the Due Diligence Period, Buyer shall, in addition to all other matters regarding the Property, have reviewed (or shall have assumed the risk of not reviewing) all of the following:

                           (a)  the physical condition of the Property;

                           (b)  title to Property;

                           (c) the availability of all necessary utilities and gravity sewers and storm drains for the Property;

                           (d) rental agreements, leases, service contracts, tax bills and other written agreements or notices which affect the Property to the extent furnished to Buyer;

                           (e) building inspection reports and engineering reports to the extent furnished to Buyer;

                           (f) the environmental condition of the Land and the Building, including the existence of toxic waste and hazardous substances; and

                           (g) the economic feasibility of Buyer's intended use of the Property.

               3.2.2 By the end of the Due Diligence Period, Buyer shall provide written notice to Seller and Escrow Holder as to whether Buyer approves the feasibility of acquiring the Property (either "Feasibility Notice" or "Non-Feasibility Notice"). If Seller and Escrow Holder receive a Feasibility Notice from Buyer by the end of the Due Diligence Period, or do not receive either form of written notice, this feasibility condition shall be conclusively deemed satisfied in all respects including Buyer's approval of each of the items set out in Paragraph 3.2.1. If Seller and Escrow Holder receive the Non-Feasibility Notice by the end of the Due Diligence Period, Escrow and this Agreement shall terminate, and the Deposit shall be returned to Buyer, as provided in Paragraph 6.3.

               3.2.3 Within three (3) business days following the Effective Date, Seller shall make available for Buyer's review, in the offices of Seller's property manager or at the Building, originals or true copies of the following documents to the extent that such documents exist and are within the possession or control of Seller or any of its agents: all Leases, Contracts, Licenses and Permits, current tax and utility bills, surveys, plans and specifications, current operating and expense reports, environmental assessment reports, engineering reports, notices from governmental agencies, repair records and inspection and maintenance reports. Seller may, at its option and expense, provide copies of any or all of the aforesaid documents or materials in lieu of having Buyer examine the same at the offices of the property or at the Building.

          3.3  ESTOPPELS. No later than three (3) business days prior to the
               ---------
     Closing Date, Seller shall have delivered to Buyer estoppel certificates ("Estoppels") substantially in the form of Exhibit D attached hereto and incorporated herein, from GenRad, Inc., Ornetix Network Products ("Ornetix"), PC-tel, Inc., County of Santa Clara and VLSI Technology, Inc. and from such additional tenants of the Property under Leases (excluding Buyer) such that the Estoppels cover no less than seventy percent (70%) of the occupied square footage of the Building (excluding square footage leased by Buyer). If Seller has not delivered such Estoppels on or before the Closing Date, Buyer shall notify Seller in writing as to the status of such Estoppels, and Seller may, but shall not be obligated to, execute a Seller estoppel or estoppels ("Seller Estoppel") in the form of Exhibit E attached hereto and incorporated herein, certifying as to the status of any Lease for which an Estoppel has not been received, and Buyer shall accept a Seller Estoppel in lieu of Estoppels from tenants, to the extent necessary to satisfy the percentage closing condition described above. Notwithstanding the foregoing, (a) Seller shall be required to deliver a Seller Estoppel for Ornetix if Ornetix does not furnish an Estoppel, and
     (b) Seller shall not be permitted to furnish, and Buyer need not accept, a Seller Estoppel for GenRad, Inc., PC-tel, Inc., County of Santa Clara or VLSI Technology, Inc. (collectively, the "Required Tenants"). Seller shall use reasonable efforts to obtain Estoppels from all tenants of the Property but shall be under no obligation to execute any Seller Estoppel (except with respect to Ornetix). The failure to obtain Estoppels from any of the Required Tenants or to provide the Estoppels in the percentage required above shall not constitute a default by Seller hereunder, but shall only constitute a failure of a closing condition entitling Buyer to terminate the Agreement and receive a refund of the Deposit. Notwithstanding anything to the contrary stated in this Section 3.3, if the provisions of any Lease allow a tenant to submit a tenant estoppel certificate which contains different or less information than provided for in Exhibit D, and such tenant furnishes such an estoppel certificate based on the requirements of its Lease, such estoppel shall be deemed sufficient for the purposes hereof notwithstanding the fact that it may not be in the form of Exhibit D. Seller's liability under any Seller Estoppel shall terminate as of the earlier to occur of (i) the ninetieth (90th) day following the Closing (or the one hundred eightieth (180th) day, with respect to Ornetix), and (ii) the date on which Seller delivers to Buyer the Estoppel from the relevant tenant. If and to the extent that Buyer's lender requires tenant estoppel certificates from a greater number of tenants or in a different form than is required under this Section 3.3, satisfaction of such lender requirements shall not be a condition to Buyer's obligation to perform its obligations under this Agreement and Seller shall have no obligation to comply with such lender requirements. Additionally, once Estoppels are delivered to Buyer, Seller shall have no obligation to update any Estoppel nor shall any such updating be a condition to Buyer's obligation to perform its obligations under this Agreement.

          Buyer shall have the option, in its sole discretion, at any time prior to Closing, to terminate this Agreement by written notice thereof to Seller, if (i) the requisite Estoppels as set forth above are not delivered to Buyer by such time or (ii) any such requisite Estoppel reflects a material and adverse deviation from matters shown on the Rent Roll (as defined in Section 9.1(j) of this Agreement); provided, however, that Buyer shall first provide written notice to Seller of any such material adverse deviation or of Buyer's intention to terminate due to failure to deliver the requisite Estoppels (either, an "Estoppel Deficiency") together with a copy of the relevant Estoppel(s) and upon receipt of such notice Seller shall have the right, at its option, to attempt to cure or reconcile such Estoppel Deficiency and the Closing shall be extended for five (5) business days to allow Seller to accomplish such cure or reconciliation. If Seller is unable to effect a cure or reconciliation or elects not to cure or reconcile (or not to continue attempts to cure or reconcile) and Buyer elects to terminate this Agreement pursuant to its aforesaid right, the Deposit and all interest earned accrued thereon shall be returned to Buyer and neither party shall have any further liability under this Agreement except for those which expressly survive such termination. For purposes hereof, the term "material adverse deviation" shall mean (a) a deviation or deviations from the state of facts set forth in the Rent Roll which is not refuted by written evidence in Seller's possession or control, or (b) a claim of a landlord default which has been made in accordance with a tenant's lease; and which deviation or claim, if true, would, in the aggregate, result in a reduction in the net income from the Property (either by virtue of a reduction in the reported rental stream or an increase in landlord liability) of more than $50,000.00. In respect to deviations from the Rent Roll which result in a net income reduction of $50,000.00 or less, Seller shall, at its option, either cure or reconcile such deviations as provided above or provide Buyer with a credit against the Purchase Price for the amount of any uncured or unreconciled deviation at Closing. A "material adverse deviation" shall also include a deviation or deviations from the stated expiration dates of Leases the result of which is that tenants occupying at least 10,000 square feet of space claim that the expiration dates of their Leases are at least 180 days later than the dates set forth in the Rent Roll.

          3.4  REPRESENTATIONS AND WARRANTIES. All of Seller's Representations
               ------------------------------
     and Warranties shall be true as of Closing or qualified as provided in Paragraph 9.1.

          3.5  DELIVERY OF DOCUMENTS. Seller shall have signed, acknowledged and
               ---------------------
     timely delivered all documents and instruments to Escrow Holder as required by

     Paragraph 5.3 below and shall have timely performed all of the obligations of Seller hereunder.

     4.   CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE. Seller's obligation to
          --------------------------------------------
sell the Property is subject to the satisfaction (or waiver) of all conditions set forth below (which are for Seller's benefit) within the time periods specified.

          4.1  PERFORMANCE OF COVENANTS. Buyer shall have timely performed all
               ------------------------
     of its covenants under this Agreement.

          4.2  REPRESENTATIONS AND WARRANTIES. All of Buyer's Representations
               ------------------------------
     and Warranties provided in Paragraph 9.2 shall be true as of Closing or qualified as provided in Section 9.2.

          4.3  DELIVERY OF DOCUMENTS. Buyer shall have signed, acknowledged and
               ---------------------
     timely delivered all documents, monies, and instruments to Escrow Holder as required by this Agreement.

     5.   CLOSING.
          -------

          5.1  THE CLOSING.
               -----------

               (a) The Closing shall occur by no later than 5:00 p.m on the Closing Date.

               (b) The terms "Close of Escrow" and/or "Closing" are used in this Agreement to mean the time the Grant Deed is filed of record by the Escrow Holder in the Office of the County Recorder of Santa Clara County.

               (c) The occurrence of the Closing shall constitute Buyer's and Seller's agreement that all of its conditions precedent to each of their respective obligations to perform have been satisfied or waived.

          5.2  SELLER'S CLOSING OBLIGATIONS. On or before 12:00 noon on the last
               ----------------------------
     business day immediately before the Closing Date, Seller shall deliver to Escrow Holder:

               (a) A Grant Deed in the form attached as Exhibit F ("Grant Deed"), signed by Seller and acknowledged, covering the Land;

               (b) An Assignment of Leases in the form attached as Exhibit G ("Assignment of Leases") signed by Seller;

               (c) A General Assignment in the form attached as Exhibit H ("General Assignment"), signed by Seller;

               (d)  A certificate of non-foreign status in the form attached as
          Exhibit I ("Seller's Certificate") and a California Real Estate Withholding Exemption Certificate (Form 590RE), signed by Seller;

               (e) A bill of sale in the form attached as Exhibit J ("Bill of Sale"), signed by Seller;

               (f) Documents evidencing Seller's good standing and valid existence in the State of California; and

               (g) Any additional instruments (signed by Seller and acknowledged, if appropriate) as may be necessary to comply with this Agreement.

          5.3  BUYER'S CLOSING OBLIGATIONS. On or before 12:00 noon on the last
               ---------------------------
     business day immediately before the Closing Date, Buyer shall deliver to Escrow Holder;

               (a) Cash equal to that amount provided for in Paragraph 2.8(b). The cash must be by direct deposit or by wire transfer of funds actually made in Escrow Holder's depository bank account by 12:00 noon on the last business day immediately before the Closing Date;

               (b)  The Assignment of Leases (or counterpart), signed by Buyer;

               (c)  The General Assignment (or counterpart), signed by Buyer;

               (d) Documents evidencing Buyer's good standing and valid existence in the State of California and authority of Buyer and parties acting on behalf of Buyer to consummate this transaction; and

               (e) Any additional funds and instruments (signed by Buyer and acknowledged, if appropriate) as may be necessary to comply with this Agreement, including without limitation, a Statement(s) of Identification.

          5.4  TITLE POLICY. If Buyer desires any special endorsements to the
               ------------
     coverage provided by the Title Policy (including, without limitation, extended ALTA coverage and affirmative coverage over, or deletion of, any creditor's rights exception or exclusion), Buyer shall obtain and pay for these endorsements and coverage, including any survey costs; and obtaining such endorsements shall not be a condition of Closing. The issuance of the endorsements and coverage shall not delay the Closing. The issuance of the Title Policy shall be in lieu of any express or implied warranty of Seller concerning title to the

     Property (other than any warranties provided by the giving of the Grant
     Deed), and, following the Closing, Buyer agrees that its only remedy for damages incurred by reason of any defect in the title shall be against only the Title Company (except with respect to any violation of any warranties provided by the giving of the Grant Deed).

     6.   TERMINATION OF THIS AGREEMENT.
          -----------------------------

          6.1  FAILURE TO CLOSE BY CLOSING DATE. If Escrow fails to close as of
               --------------------------------
     5:00 p.m. on the Closing Date, and except as otherwise agreed in writing by Seller and Buyer, this Agreement and Escrow shall automatically terminate and cancel without further action by Escrow Holder or any party (unless the failure to close is a result of Seller's default) and notwithstanding any provision contained in Escrow Holder's general provisions, and the Deposit shall be disbursed to the party entitled thereto pursuant to the terms of this Agreement.

          6.2  FAILURE OF A CONDITION. Except in those instances where Escrow
               ----------------------
     automatically terminates under the terms of this Agreement, if any condition is not satisfied or waived within the time period and in the manner set forth in this Agreement, then the party for whose benefit the condition exists (as provided in Paragraphs 3 and 4 of this Agreement) may terminate this Agreement by delivering written notice to the other party and to Escrow Holder after the end of the applicable time period; provided that if Buyer terminates because of a failure of a condition in Paragraph 3 hereof, Buyer shall be entitled to a return of the Deposit.

          6.3  CONSEQUENCES. If this Agreement terminates (or is properly
               ------------
     terminated by either party) as specifically provided by its terms, then each of the following shall occur: Escrow shall be deemed automatically canceled regardless of whether cancellation instructions are signed; neither party shall have any further obligation to the other under this Agreement (except for breach of this Agreement as those remedies may be limited hereunder; and as provided under Paragraphs 10.1, 10.2, 10.3 and
     15.18 which shall survive termination of this Agreement); all rights granted to Buyer under this Agreement and in the Property shall terminate; and, except as provided to the contrary in Paragraph 6.5 (concerning Seller's right to retain the Deposit as liquidated damages), Escrow Holder shall return all funds and documents then held in Escrow to the party depositing the same.

          6.4  ESCROW CANCELLATION CHARGES. If Escrow fails to close because of
               ---------------------------
     either party's default, the defaulting party shall be liable for all Escrow cancellation and Title Company charges. If Escrow fails to close for any other reason, Buyer and Seller shall each pay one-half of any Escrow cancellation and Title Company charges.

          6.5  LIQUIDATED DAMAGES. IF BUYER FAILS TO COMPLETE THE PURCHASE OF
               ------------------
     THE PROPERTY AS PROVIDED IN THIS AGREEMENT AND THE FAILURE TO CLOSE CONSTITUTES A DEFAULT BY BUYER IN THE PERFORMANCE OF BUYER'S OBLIGATIONS UNDER THIS AGREEMENT, SELLER SHALL BE RELEASED FROM ALL OF ITS OBLIGATIONS UNDER THIS AGREEMENT, AND ESCROW HOLDER SHALL IMMEDIATELY DELIVER, DESPITE ANY INSTRUCTIONS TO THE CONTRARY, THE DEPOSIT TO SELLER, AND SELLER SHALL BE ENTITLED TO RETAIN THE DEPOSIT AS LIQUIDATED DAMAGES. SELLER AND BUYER SHALL INDEMNIFY ESCROW HOLDER FOR ANY LIABILITY, COSTS AND EXPENSES BY REASON OF ESCROW HOLDER'S GOOD FAITH COMPLIANCE WITH THIS PARAGRAPH. THE PARTIES EXPRESSLY AGREE THAT THE AMOUNT OF THE DEPOSIT IS A REASONABLE ESTIMATE OF THE EXTENT TO WHICH SELLER WOULD BE DAMAGED IF THIS TRANSACTION FAILS TO CLOSE AS A RESULT OF BUYER'S DEFAULT, IN LIGHT OF THE DIFFICULTY THE PARTIES WOULD HAVE IN DETERMINING SELLER'S ACTUAL DAMAGES, AS A RESULT OF A FAILURE OF THIS TRANSACTION TO CLOSE BECAUSE OF BUYER'S DEFAULT. SELLER'S RETENTION OF THE DEPOSIT AS LIQUIDATED DAMAGES SHALL BE SELLER'S EXCLUSIVE REMEDY FOR DAMAGES BY REASON OF BUYER'S FAILURE TO COMPLETE THE PURCHASE OF THE PROPERTY IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT SELLER'S RIGHTS OR REMEDIES UNDER SECTIONS 10.1, 10.2, 10.3 AND 15.18 BELOW.


     SELLER'S INITIALS /s/ [SIGNATURE]                    BUYER'S INITIALS
                       ----------------------------
     /s/ [SIGNATURE]
     ----------------------------


7.        GENERAL ESCROW PROVISIONS.
          -------------------------

          7.1  ESCROW INSTRUCTIONS. This Agreement when signed by Buyer and
               -------------------
     Seller shall also constitute Escrow Instructions to Escrow Holder.

          7.2  OPENING ESCROW. When both (i) this Agreement, fully signed or in
               --------------
     signed counterparts, and (ii) Buyer's Deposit are delivered to Escrow Holder, Escrow shall be deemed open and Escrow Holder shall immediately notify Buyer and Seller by telephone and in writing of the date of Opening of Escrow.

          7.3  GENERAL PROVISIONS. Notwithstanding anything to the contrary in
               ------------------
     this Agreement, the General Provisions of Escrow Holder, if any, which are later signed by the parties, are incorporated by reference to the extent they are not inconsistent with the provisions of this Agreement. If there is any inconsistency between the provisions of those General Provisions and any of the provisions of this Agreement, the provisions of this Agreement shall control. If any requirements relating to the duties or obligations of the Escrow Holder are unacceptable to the Escrow Holder, or if the Escrow Holder requires additional instructions, the parties agree to make any deletions, substitutions and additions as counsel for Buyer and Seller shall mutually approve and which do not materially alter the terms of this Agreement. Any supplemental instructions shall be signed only as an accommodation to Escrow Holder and shall not be deemed to modify or amend the rights of Buyer and Seller, as between Buyer and Seller, unless the supplemental instructions expressly so provide.

          7.4  PRORATIONS. The following prorations shall be made between Seller
               ----------
     and Buyer at the Close of Escrow, based on the actual number of days in the month in which the Closing occurs and a three hundred sixty-five (365) day year:

               (a) Taxes, real property taxes, special taxes, utility fees and deposits, common area maintenance expenses, Property operating expenses, personal property taxes, if any, with respect to the Personal Property, assessments, sewer charges, and other costs and expenses attributable to the Property shall be prorated as of the Close of Escrow. To the extent any expenses or charges for the Property are paid by tenants to the landlord under the Leases on an estimated basis, for which a future reconciliation of actual to estimates is to be performed, Seller and Buyer shall make an adjustment at Closing for the applicable reconciliation period in which the Closing occurs based on a comparison of the actual Property expenses paid by Seller as of the Closing Date to the estimated Property expenses paid by tenants to Seller. The adjustment for such reconciliation period shall be calculated as follows: To the extent the estimated payments made by tenants to Seller as of the Closing Date exceed the actual Property expenses paid by Seller as of the Closing Date, Buyer shall receive a credit for the excess tenant payments. To the extent actual Property expenses paid by Seller as of the Closing Date exceed the estimated payments made by tenant as of the Closing Date, Seller shall receive a credit at Closing, to the extent Seller is entitled to receive from the tenants payments of such shortfall under the terms of the applicable Leases. Buyer shall then assume all rights and obligations to collect from or pay to Lease tenants any reconciliation amounts.

               (b) All rents, additional rent, income, and other amounts payable to the owner or landlord of the Property (collectively, "Property Rent") shall also be prorated as of Close of Escrow. Accrued but unpaid Property Rent existing as of the Closing shall not be prorated; provided, however, that Buyer shall use reasonable efforts to collect such accrued but unpaid Property Rent (but shall not be obligated to institute litigation or to incur expenses other than nominal expenses), from and after the Closing, and Buyer shall remit any Property Rent received from and after the Closing attributable to the period prior to the Closing immediately to Seller. For purposes of this Agreement, any payments received by Buyer after Closing from a tenant whose Property Rent was due and unpaid as of the Closing, regardless of how such payment is labeled or designated by such tenant, shall be accounted for and applied as follows: (i) first, to due and unpaid Property Rent for the month in which Closing occurs and Seller shall be entitled to its prorated portion of such Property Rent for such month, (ii) second, to Property Rent then due and payable to Buyer, and (iii) third, to delinquent Property Rent owed to Seller for periods prior to the month in which Closing occurs. Amounts received after Closing by Buyer to which Seller is entitled pursuant to the foregoing provisions, up to the amount of the delinquency as of the Closing, shall be remitted immediately by Buyer to Seller. Seller hereby reserves its rights under the Leases to the extent any tenant under any of the Leases is delinquent in the payment of Property Rent thereunder as of the Closing Date, and Buyer shall from and after the Closing Date, reasonably cooperate with Seller to the extent necessary to enable Seller to pursue recovery of the delinquent Property Rent, including any litigation instituted by and paid for by Seller on or prior to Closing. Seller shall notify Buyer in writing of the name of each tenant, if any, whose Property Rent is delinquent. Notwithstanding the foregoing, in no event shall Seller have the right to take any action after Closing against any tenant that is delinquent in the payment of Property Rent as of the Closing if such action would cause a termination of the tenant's lease or disturb such tenant in its occupancy of its premises.

               (c) Security deposits and advance rents (which have not been applied pursuant to the terms of the Leases) shall be transferred or credited to Buyer at Closing.

               (d) Any tenant improvement or leasing commission costs or referral fees paid or incurred by Seller from the Effective Date through the Closing Date with respect to leases or other rental agreements (and renewals, extensions or expansions under existing leases or rental agreements) executed from the Effective Date through the Closing Date shall be paid by Buyer to Seller at Closing (prorated based upon the rental income received by Seller or Buyer for the applicable lease, renewal or expansion term), provided that, with respect to any lease or other rental agreement entered into after the expiration of the Due Diligence Period, Buyer will only be responsible for such costs or fees if Buyer approves such lease or other rental agreement in writing, prior to lease execution, such approval not to be unreasonably withheld or delayed. Buyer shall provide its written consent or rejection of any proposed lease within five (5) business days of receipt of a copy of the proposed lease terms. Buyer's failure to provide such written rejection or consent within such five (5) business day period shall be deemed approval of the proposed lease. If Closing occurs, Buyer shall also reimburse Seller for any costs related to capital improvements incurred by Seller for life safety work or asset preservation, repairs or replacements incurred from the Effective Date through the Closing Date, so long as Buyer has approved the same in writing in advance of such costs being incurred, such approval not to be unreasonably withheld, conditioned or delayed.

               (e) Buyer shall provide Seller with such information and copies of invoices and other documents and records as Seller shall reasonably request, evidencing that Buyer has remitted to Seller all amounts required as a result of any reconciliation of the expenses of the Property referenced in Section 7.4(a) above to the estimated payments of such expenses received from the tenants of the Property (including any post-closing adjustments thereto).

               (f) If any errors or omissions are made regarding adjustments and prorations, the parties shall make the appropriate corrections promptly upon the discovery thereof. If any estimations are made at the Close of Escrow regarding adjustments or prorations, the parties shall make the appropriate correction promptly when accurate information becomes available. Any corrected adjustment or proration shall be paid in cash to the party entitled to the adjustment. Notwithstanding anything to the contrary above, the above right to adjustment shall terminate six (6) months after Close of Escrow.

          7.5  PAYMENT OF COSTS. Seller shall pay for (i) the base premium
               ----------------
     charges for the CLTA portion of the Title Policy ("Standard Premium"), (ii) one-half (1/2) of all Escrow costs and fees, and (iii) all county documentary transfer taxes and one-half of any City transfer taxes. Buyer shall pay (i) one-half (1/2) of all Escrow costs and fees; (ii) any additional Title Company charges in excess of the Standard Premium (including, without limitation, the ALTA portion of the Title Policy and any endorsements or survey costs), (iii) one-half of any city transfer taxes, (iv) all costs arising from or relating to the financing by Buyer of this transaction, (v) recording fees for the Grant Deed and other documents (including, without limitation, any financing documents). Other Escrow costs and fees shall be paid in the manner customary in Santa Clara County.

          7.6  ESCROW HOLDER AUTHORIZED TO COMPLETE BANKS. If necessary, Escrow
               ------------------------------------------
     Holder is authorized to insert in all blanks in the Closing documents, the date of recordation of the Grant Deed.

          7.7  RECORDATION AND DELIVERY OF FUNDS AND DOCUMENTS. When Buyer and
               -----------------------------------------------
     Seller have satisfied their respective Closing obligations under Paragraphs
     5.2 and 5.3 and each of the conditions under Paragraphs 3 and 4 have either been satisfied or waived, Escrow Holder shall promptly undertake all of the following in the manner indicated.

               (a)  Prorate all matters as described in Paragraph 7.4.

               (b) Cause the Grant Deed, and any other documents which the parties hereto may mutually direct, to be recorded in the Official Records of Santa Clara County, California in the order set forth in this Agreement. Escrow Holder is instructed not to affix the amount of the documentary transfer tax on the face of the Grant Deed, but to supply same by separate affidavit.

               (c) Disburse funds deposited by Buyer with Escrow Holder towards payment of all items chargeable to the account of Buyer pursuant hereto in payment of such costs including, without limitation, the payment of the Purchase Price to Seller.

               (d) Deliver originals and conformed copies of all documents to Seller and Buyer, as appropriate.

               (e)  Direct the Title Company to issue the Title Policy to Buyer.

     8.   BROKERAGE COMMISSIONS. Upon the Close of Escrow, Seller shall pay a
          ---------------------
real estate brokerage commission to CPS, Inc. ("Broker") with respect to this transaction in accordance with Seller's separate agreement with the Broker. It is understood that neither Seller nor Buyer has engaged a broker or finder in connection with this transaction other than the Broker. Each party shall indemnify and hold the other harmless from and against all claims, liabilities, costs, damages and expenses (including, without limitation, attorneys' fees and costs), resulting from or arising out of any claims for finder's fees or commissions arising out of any contract or commitments made by or through the indemnifying party by any broker or finder other than the Broker. The obligations of the parties under this Section 8 shall survive the Closing.

     9.   REPRESENTATIONS AND WARRANTIES.
          ------------------------------

          9.1  SELLER'S REPRESENTATIONS AND WARRANTIES. In consideration of
               ---------------------------------------
     Buyer entering into this Agreement and as an inducement to Buyer to buy the Property from Seller, Seller makes the following representations and warranties, each of which is true, accurate and material and is being relied upon by Buyer:

               (a) AUTHORITY. Seller is an Illinois corporation, in good
                   ---------
          standing, and qualified to do business in California. Seller has the legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance of this Agreement have been duly authorized and no other action by Seller is requisite to the valid and binding execution, delivery and performance of this Agreement, except as otherwise expressly set forth herein.

               (b)  FOREIGN PERSON AFFIDAVIT. Seller is not a foreign person as
                    ------------------------
          defined in Section 1445 of the Internal Revenue Code of 1986, as amended.

               (c)  LEASES AND PERMITTED EXCEPTIONS. Except for the Leases and
                    -------------------------------
          Permitted Exceptions, to Seller's knowledge, there are no other leases or other agreements (whether oral or written) affecting or relating to the right of any party to possession of the Property or any portion thereof.

               (d)  LEASE NOTICES. Seller has not received any written notice of
                    -------------
          any pending or threatened claims by any tenant(s) of the Property against Seller or of the breach or nonperformance of any agreement or covenant with respect to any tenant(s) under Leases of the Property, except as otherwise noted in the Estoppels or in any other information provided by Seller to Buyer with respect to the Leases or the Property. To Seller's knowledge, the Leases are in full force and effect. No rent has been prepaid for the benefit of tenant(s) nor security deposits paid, other than as disclosed in the Leases, as otherwise disclosed to Buyer by Seller in writing, or as otherwise disclosed in the Estoppels.

               (e)  DEFAULT NOTICES. Except as otherwise disclosed to Buyer in
                    ---------------
          writing, Seller has not received any written notice of default with respect to any obligation of Seller pertaining to the Property which remains uncured or which will be binding upon Buyer from and after the Closing.

               (f)  LAWSUITS. Seller has not initiated and has not received
                    --------
          written notice of any suits, proceedings or governmental investigations pending or threatened in writing before any agency, court or other governmental authority which relate to the Property.

               (g)  NOTICES OF VIOLATIONS. Seller has not received any written
                    ---------------------
          notice of any violation of applicable law, ordinance or regulation with respect to the Property which has not been remedied or which has not otherwise been disclosed by Seller to Buyer in the information and materials previously delivered by Seller to Buyer.

               (h)  CONDEMNATION. Seller has not received any written notice
                    ------------
          from any governmental authority of any pending or threatened proceedings in eminent domain which would adversely affect the Property or any portion thereof.

               (i)  LEASING COSTS. There are no tenant improvement allowances or
                    -------------
          costs or leasing commission costs or referral fees owed by Seller under any of the Leases which will be unpaid as of Closing, except for allowances, costs or fees pursuant to any Leases or Lease amendments entered into pursuant to Section 16 of this Agreement; provided, however, that Buyer shall have no liability for any such allowances, costs or fees unless Buyer was given prior notice of the relevant Lease or Lease amendment and consented in writing to be obligated for such matters.

               (j)  RENT ROLL. Attached as Exhibit B to this Agreement is a
                    ---------
          current tenant status report relating to the Leases (the "Rent Roll") which is true and correct in all material respects.

               (k)  ENVIRONMENTAL CLAIMS. Seller has not received any written
                    --------------------
          notice of any claim from the owner of any other property regarding contamination emanating from the Property and Seller has not received any written notice of any claim from any individual regarding exposure to environmental contamination on or about the Property.

     Seller shall remake and update the foregoing representations and warranties as of the Closing Date. To the extent that the remade and updated representations and warranties disclose a "material adverse change" from the information contained in the representations and warranties set forth in this Agreement and Buyer was not advised of the facts giving rise to such "material adverse change" prior to the expiration of the Due Diligence Period, such "material adverse change" shall not constitute a Seller default, but Buyer shall have the right to terminate this Agreement in which event the Deposit and all interest earned thereon shall be returned to Buyer and neither party shall have any further liability under this Agreement except for those which expressly survive such termination. For purposes hereof, the term "material adverse change" shall mean a change or changes from the state of facts set forth in the original Seller representations and warranties set forth in this Agreement which would, in the aggregate, result in a potential reduction in the net income from the Property (either by virtue of a reduction in the reported rental stream or an increase in landlord liability) of more than $50,000.00. With regard to changes the effect of which would cause a net income reduction of $50,000.00 or less, Seller shall, at its option, either remedy the situation involving the changed state of facts or provide Buyer with a credit against the Purchase Price for the amount of the reasonably estimated cost or liability associated with the "material adverse change." A "material adverse change," with respect to the representation and warranty set forth in Section 9.1(j) above, shall also include a change from the stated expiration dates of Leases the result of which is that the leases of tenants occupying at least 10,000 square feet of space expire at least 180 days later than the dates set forth in the Rent Roll.

     The representations and warranties made by Seller in this Agreement shall survive the recordation of the Grant Deed for a period of one hundred eighty (180) days and any action for a breach of any representation or warranty must be made and filed within said one hundred eighty (180) day period.

          9.2  BUYER'S REPRESENTATIONS AND WARRANTIES. In consideration of
               --------------------------------------
     Seller entering into this Agreement and as an inducement to Seller to sell the Property to Buyer, Buyer makes the following representations and warranties, each of which shall be true and accurate as of the Effective Date and Close of Escrow, and each of which is material and is being relied upon by Seller:

               (a)  AUTHORITY. Buyer has the legal right, power and authority to
                    ---------
          enter into this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance of this Agreement have been duly authorized and no other action by Buyer is requisite to the valid and binding execution, delivery and performance of this Agreement, except as otherwise expressly set forth herein.

               (b)  "AS IS". Except for the representations and warranties
                    -------
          expressly provided in Paragraph 9.1 above, Buyer agrees (i) that it is purchasing the Property on as "As Is" basis and based on its own investigation of the Property, (ii) that neither Seller nor Seller's employees, agents, brokers, representatives, managers, property managers, asset managers, officers, principals, attorneys or contractors (collectively, "Seller's Representatives") have made any warranty, representation or guarantee, express, implied or statutory, written or oral, including, without limitation, any implied warranty of merchantability or fitness for any use or purpose or of reasonable workmanship, concerning the Property or any of the products or improvements located thereon or therein (including, without limitation, the Building), and (iii) that neither Seller nor Seller's Representatives have made any warranty, representation or guarantee as to any government limitation or restriction, or absence thereof, pertaining to the Property, or as to the presence or absence of any latent defeat, subsurface soil condition, environmental condition, hazardous substance, toxic waste or any other matter pertaining to the physical condition (title, mapping, grading, construction, or otherwise) of the Property. Buyer is familiar with the Property and its suitability for Buyer's intended use. Buyer acknowledges that Buyer has been provided access to the Property, and as of the end of the Due Diligence Period, will have had an adequate opportunity to review any and all aspects of the Property Buyer deems relevant to its decision to purchase the Property, including the Documents (as defined below), which Buyer acknowledges receipt of. Except for the representations and warranties expressly provided in Paragraph 9.1 above, all of Seller's and Seller's Representatives' statements whenever made, are made only as an accommodation to Buyer and are not intended to be relied or acted upon in any manner by Buyer. All documents, records, agreements, writings, statistical and financial information and all other information (collectively, "Documents") which have been given to Buyer by Seller, or Seller's Representatives, have been delivered as an accommodation to Buyer and without any representation or warranty (except as specifically provided above) as to the sufficiency, accuracy, completeness, validity, truthfulness, enforceability, or assignability of any of the Documents, all of which Buyer relies on at its own risk. Notwithstanding the foregoing, Seller is not aware of any material inaccuracies in those Documents which were prepared by Seller. Buyer acknowledges that neither Seller nor Seller's Representatives have made any representation regarding the availability of, or amount of, any fee, assessment, or cost relating to the development, construction, mapping, access, occupancy or ownership of the Property.

               (c)  SELLER'S RESPONSIBILITY. Buyer represents and covenants that
                    -----------------------
          Seller shall not have any liability, obligation or responsibility of any kind with respect to the following:

                    (i) The content or accuracy of any report, opinion or conclusion of any soils or environmental experts (including, without limitation, those contained in the Environmental Reports) or other engineer or other person or entity who has examined the Property;

                    (ii) The content or accuracy of any information released to Buyer by an engineer or planned in connection with the development of the Property;

                    (iii) Any of the items delivered to Buyer in connection with Buyer's review of the condition of the Property; and

                    (iv) The content or accuracy of any other cost, projection, financial or marketing analysis or other information given to Buyer by Seller or Seller's Representatives or reviewed by Buyer with respect to the Property.

               (d)  TRUTH OF REPRESENTATIONS. The representations and warranties
                    ------------------------
          of Buyer set forth in this Agreement shall be true on and as of the Close of Escrow as if those representations and warranties were made on and as of such time. The representations and warranties made by Buyer in this Agreement shall survive the recordation of the Grant Deed for a period of one hundred eighty (180) days and any action for a breach of any representation or warranty must be made and filed within said one hundred eighty (180) day period.

     10.  ENTRY ON PROPERTY.
          -----------------

          10.1  LICENSE TO ENTER FOR INVESTIGATION. Until Escrow closes or this
                ----------------------------------
     Agreement is terminated, Buyer and Buyer's employees, agents, consultants and contractors shall have a limited license to enter upon the Property, during usual business hours, after receipt by Seller of twenty-four (24) business hours advance notice of its intention to enter the Property (the "License") so long as the activities do not damage the Property and subject to any rights of tenants under the Leases. Before beginning any tests or investigations which contemplate the drilling or disturbance of the surface of the Property, Buyer shall submit to Seller for its approval, which shall not be unreasonably withheld, to be exercised in good faith, Buyer's operational plan for conducting the tests or investigations Seller may have a representative present during any tests or investigations and Buyer shall provide Seller with prior notice of any tests or investigations. After any entry, Buyer shall promptly repair any damage caused by Buyer or its employees, agents, consultants or contractors in connection with the exercise of the right of entry described above. Buyer shall not allow any dangerous or hazardous condition to be created on or arise from Buyer's entry on the Property. Buyer shall comply with all applicable laws and governmental regulations applicable to its entry to the Property. Buyer shall keep the Property free and clear of all mechanics' liens and materialmen's liens arising out of any of Buyer's activities. The License may be revoked by Seller at any time, and shall in any event be deemed revoked upon termination of this Agreement.

          10.2  INDEMNIFICATION ON ENTRIES. Buyer shall indemnify, defend (with
                --------------------------
     counsel selected by Buyer and reasonably approved by Seller), and hold harmless Seller and Seller's officers, directors, shareholders, employees, agents, managers, property mangers, asset managers, attorneys, representatives, subsidiary and parent corporations, affiliated entities, and the above parties' successors and assigns excluding, however, any person or entity that held title to the Property or any portion thereof prior to the date Seller acquired title thereto (each, a "Predecessor In Title"), and the Property, (all of the above parties (other than any Predecessor In Title) and the Property are collectively referred to as "Indemnified Parties and Property") from and against all claims, losses, liens, liabilities, damages, expenses and costs (including, without limitation, attorneys' fees and costs) arising from or relating to the entry of Buyer and its representatives, agents, employees, consultants and contractors on the Property pursuant to the terms of Section 10.1, as opposed to Buyer's right to possession of portions of the Property pursuant to a lease or leases of portions of the Property. The obligation to indemnify, defend and hold harmless referred to in this Section 10.2 shall not extend to or cover any losses, damages, liens, claims or liabilities arising from the mere discovery of any hazardous or toxic materials on the Property except for, and only to the extent that, any actions or omissions of Buyer or anyone acting for or on behalf of Buyer in making such discovery either increase losses, damages, liens, claims or liabilities which Seller could sustain as a result of such materials or cause Seller to incur losses, damages, liens, claims or liabilities which it would not have incurred from the presence of such materials alone. Buyer's obligations under this paragraph shall survive the Close of Escrow and the termination of this Agreement and shall not be limited by any insurance required under Paragraph 10.3).

          10.3  INSURANCE ON ENTRIES. Buyer shall maintain or cause to be
                --------------------
     maintained either Comprehensive General Liability insurance or Commercial General Liability insurance to cover Buyer's activities on the Property. Prior to entering on the Property, Buyer shall deliver to Seller a Certificate of Insurance evidencing compliance with the terms of this paragraph. The liability insurance policy shall have a combined single limit per occurrence liability limit of at least $2,000,000.00 for premises liability, bodily injury, personal injury and property damage, shall be primary and noncontributing with any insurance which may be carried by Seller, and shall name Seller as an additional insured, and shall be written by companies rated A/XII or better in "Best's Insurance Guide" and authorized to do business in California. The insurance policy shall be maintained and kept in effect by Buyer (or Buyer's agent), at Buyer's agent's) sole expense, at all times during the term of this Agreement. The insurance policy shall provide that it may not be canceled or modified without at least thirty (30) days prior written notice to Seller, or until this Agreement is terminated.

     11.  CONDEMNATION OR CASUALTY.
          ------------------------

          11.1  CONDEMNATION. Seller, upon actually becoming aware of same,
                ------------
     shall promptly notify Buyer, in writing, of any condemnation proceeding affecting the Property commenced prior to the Close of Escrow or upon receipt of any written notice of a potential condemnation. If, by reason of any such proceeding, the value of the Property is materially impaired, Buyer may, at its option, elect either to (i) terminate this Agreement, or
     (ii) continue the Agreement in effect, in which event, upon the Close of Escrow, Seller shall assign to Buyer, and Buyer shall be entitled to receive, any compensation, awards, or other payments or relief resulting from such condemnation proceeding. As used herein, "materially impaired" shall mean that the cost to restore the Property or the value of the portion of the Property to be condemned exceeds Seven Hundred Fifty Thousand Dollars ($750,000.00).

          11.2  CASUALTY. If, before the Closing, all or any portion of the
                --------
     Property is damaged by a casualty (a "Casualty"), Seller shall notify Buyer of this event after actual knowledge of the Casualty, and if the cost to restore the same will exceed Seven Hundred Fifty Thousand Dollars ($750,000.00), Buyer shall have the option to either (i) terminate this Agreement as of the date of the Casualty, or (ii) continue with this transaction in accordance with the terms of this Agreement and without any adjustment in the Purchase Price, by delivery of written notice of Buyer's election to Seller and Escrow Holder within five (5) days after receipt of Seller's notice. If Seller and Escrow Holder receive Buyer's election to terminate this transaction or have not received any notice from Buyer within the 5-day period, then this transaction shall terminate, and the

     Deposit shall be returned to Buyer, as provided in Paragraph 6.3. If Buyer elects to continue with this transaction or is obligated to do so, as provided above, then the Casualty proceeds from any insurance obtained by Seller for the Property which are payable as a result of such Casualty, if any, shall become the property of and be assigned to Buyer after Close of Escrow and Seller shall pay to Buyer the amount of Seller's deductible which amount, in any event, shall not exceed the cost to repair the damage caused by the casualty. If the Casualty is not covered by insurance, Buyer may elect to terminate this Agreement and the Deposit and interest earned thereon shall be returned to Buyer.

     12.  WAIVER BY BUYER. Buyer hereby waives and relinquishes any and all
          ---------------
rights and remedies Buyer may now or hereafter have against the Indemnified Parties (excluding any past, present or future tenants of the Property) and Property, whether know or unknown, with respect to any past, present or future presence or existence of any hazardous or toxic waste, substances or materials of any kind or nature ("Hazardous Materials") on, under or about the Property or surrounding land or with respect to any past, present or future violations of any rules, regulations or laws, now or hereafter enacted, regulating or governing the use, handling, storage or disposal of Hazardous Materials (collectively, "Environmental Laws") including, without limitation, any and all rights Buyer may now or hereafter have to seek contributions from the Indemnified Parties and Property under (i) Section 113(f)(i) of the Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA") (42 U.S.C. Section 9613), as the same may be further amended or replaced by any similar law, rule or regulation and (ii) Section 25300 et seq.
                                                                       -- ---
of the Carpenter-Presley-Tanner Hazardous Substance Account Act (California Health and Safety Code, Division 20, Chapter 6.95), as the same may be further amended or replaced by any similar law, rule or regulation. Buyer hereby further releases the Indemnified Parties and Property from any and all liability whether known or unknown now or hereafter existing with respect to the Property under
Section 107 of CERCLA (42 U.S.C. Section 9607). Solely with respect to matters released under this Section 12, Buyer expressly waives all rights under California Civil Code Section 1542, which provides as follows:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

     The waivers and releases by Buyer herein contained shall survive the Close of Escrow and the recordation of the Grant Deed in perpetuity.

     /s/ [SIGNATURE]                     Buyer's Initials
     ----------------------------

     13.  CONTRACTS, LICENSES AND PERMITS. In connection with the purchase,
          -------------------------------
Seller shall assign to Buyer, and Buyer shall assume, "As Is" at Close of Escrow, without representation or warranty, all of Seller's rights, liabilities and obligations, if any, and to the extent assignable, to all warranties and guarantees and all permits and licenses, to the extent they relate to the Property (collectively, "Licenses and Permits"). Such assignment shall be in the form attached as Exhibit H to this Agreement. All Service Contracts and management contracts for the Property entered into by Seller with respect to the Property (the "Contracts") shall be terminated by Seller as of Closing so long as such Contracts are so terminable and unless Buyer notifies Seller prior to the expiration of the Due Diligence Period that Buyer has elected to assume any such Contracts in which event all of Seller's right, title and interest under such Contracts shall be assigned to Buyer at Close of Escrow and Buyer shall assume same.

     14.  REMEDIES AGAINST SELLER. IF CLOSE OF ESCROW AND THE CONSUMMATION OF
          -----------------------
THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT DO NOT OCCUR BY REASON OF ANY DEFAULT OR BREACH BY SELLER IN ITS OBLIGATION TO TRANSFER THE PROPERTY TO BUYER, BUYER SHALL BE ENTITLED TO EITHER (i) THE RETURN OF THE DEPOSIT AND ANY INTEREST ACTUALLY ACCRUED THEREON; OR (ii) THE REMEDY OF SPECIFIC PERFORMANCE; AS BUYER MAY ELECT, AS BUYER'S SOLE AND EXCLUSIVE REMEDIES FOR SUCH BREACH OR DEFAULT, AND BUYER SHALL NOT BE ENTITLED OR HAVE ANY RIGHT TO RECEIVE ANY OTHER DAMAGES OR OTHER RELIEF, LEGAL OR EQUITABLE.


/s/ [SIGNATURE]             Seller's Initials      /s/ [SIGNATURE]
------------------------                           ------------------------
                                                   Buyer's Initials

     In addition to the foregoing remedies, if the consummation of the transaction contemplated by this Agreement does not occur by reason of Seller's intentional breach of a provision or obligation of Seller set forth in this Agreement, Seller shall be liable to Buyer for Buyer's out-of-pocket third party expenses incurred in connection with this transaction during the period commencing on the Effective Date and ending upon the termination of the transaction, in an amount not to exceed Forty Thousand Dollars ($40,000.00) in any event.

     15.  GENERAL PROVISIONS.
          ------------------

          15.1 ASSIGNMENT.
               ----------

               (a) This Agreement shall be binding upon and shall inure to the benefit of Buyer and Seller and their respective successors and permitted assigns.

               (b) Buyer may only assign this Agreement and any interest or right under this Agreement or under the Escrow after obtaining Seller's prior written consent, which shall not be unreasonably withheld or delayed, provided that

          Seller's consent shall not be unreasonably withheld with respect to any assignment by Buyer to an entity or person that controls, is controlled by, or is under common control with Buyer. Any assignment shall not relieve Buyer of its obligations under this Agreement.

               (c) Buyer shall give Seller at least ten (10) business days prior notice of any assignment and, for the purpose of Seller considering its approval, Buyer shall furnish Seller with information reasonably requested by Seller from which Seller can evaluate financial creditworthiness of the proposed assignee.

          15.2 ATTORNEYS' FEES AND COSTS. In any action or proceeding between
               -------------------------
     the parties to enforce or interpret any of the terms or provisions of this Agreement, the prevailing party in the action or proceeding shall be entitled to recover from the non-prevailing party, in addition to damages, injunctive relief or other relief, its reasonable costs and expenses, including, without limitation, costs and reasonable attorneys' fees, both at trial and on appeal.

          15.3 NOTICES AND APPROVALS. Any notice, approval, disapproval, demand
               ---------------------
     or other communications required or permitted to be given by any provision of this Agreement ("notice") which either party desires to give to the other party or to Escrow Holder shall be deemed to be sufficiently given or served: (i) when delivered personally to the party to whom the notice is to be delivered, (ii) on the third (3rd) business day following its deposit in the U.S. mail (first class) or the first (1st) business day following delivery to a reputable overnight commercial courier, addressed to the party at the party's address as it appears in this Agreement, or at any other address as that party may from time to time specify by written notice; or (iii) when given by transmittal over electronic transmitting devices, such as Telex or telecopier machine, if the party to whom the notice is sent has such a device in its office, provided a complete copy of any notice so transmitted shall also be mailed in the same manner as required for mailed notice.

          15.4 CONTROLLING LAW. This Agreement shall be deemed to be entered
               ---------------
     into within Santa Clara County and shall be construed under the laws of the State of California in effect at the time of the signing of this Agreement. The parties consent to the jurisdiction of the California courts with venue in Santa Clara County.

          15.5 TITLES AND CAPTION. Titles and captions are for conveniences
               ------------------
     only and shall not constitute a portion of this Agreement. References to paragraph numbers are to paragraphs in this Agreement, unless expressly stated otherwise.

          15.6 INTERPRETATION. As used in this Agreement, masculine, feminine
               --------------
     or neuter gender and the singular or plural number shall each be deemed to include the others where and when the context so dictates. The word "including" shall be construed as if followed by the words "without limitation." If a dispute over the interpretation or construction of any provision, term or word contained in this Agreement, this document shall be interpreted and construed neutrally, and not against either Buyer or Seller.

          15.7  NO WAIVER. A waiver by either party of a beach of any of the
                ---------
     covenants, conditions or obligations under this Agreement to be performed by the other party shall not be construed as a waiver of any succeeding breach of the same or other covenants, conditions or obligations of this Agreement.

          15.8  MODIFICATIONS. Any alteration, change or modification of or to
                -------------
     this Agreement, in order to come effective, shall be made in writing and in each instance signed on behalf of each party.

          15.9  SEVERABILITY. If any term or provision of this Agreement, or its
                ------------
     application to any party or set of circumstances, shall be held, to any extent, invalid or unenforceable, the remainder of this Agreement, or the application of the term or provision to persons or circumstances other than those as to whom on which it is held invalid or unenforceable, shall not be affected, and each shall be valid and enforceable to the fullest extent permitted by law.

          15.10 INTEGRATION OF PRIOR AGREEMENTS AND UNDERSTANDINGS. This
                --------------------------------------------------
     Agreement contains the entire understanding between the parties relating to the transactions contemplated by this Agreement. All prior or contemporaneous agreements, understandings, representations, warranties and statements, whether oral or written, expressed or implied, are superseded in their entirety by this Agreement, and are of no force or effect, in whole or in party.

          15.11 NOT AN OFFER. Seller's delivery of unsigned copies of this
                ------------
     Agreement is solely for the purposes of review by Buyer, and neither the delivery nor any prior communications between Buyer and Seller, whether oral or written, shall in any way be construed as an offer by Seller, nor in any way imply that Seller is under any obligation to enter the transaction which is the subject of this Agreement. The signing of this Agreement by Buyer constitutes an offer which shall not be deemed accepted by Seller unless and until Seller has signed this Agreement and delivered a duplicate original to Buyer.

          15.12 TIME OF ESSENCE. Time is expressly made of the essence as to
                ---------------
     the performance of each and every obligation and condition of this Agreement.

          15.13 POSSESSION OF PROPERTY. Buyer shall be entitled to possession
                ----------------------
     of the Property only after the Closing and not before.

          15.14 COUNTERPARTS. This Agreement may be signed in multiple
                ------------
     counterparts which shall, when signed by all parties, constitute a binding agreement.

          15.15 EXHIBITS INCORPORATED BY REFERENCE. All exhibits attached to
                ----------------------------------
     this Agreement are incorporated in this Agreement by this reference.

          15.16 COMPUTATION OF TIME. The time in which any act is to be done
                -------------------
     under this Agreement is computed by excluding the first day (such as the Effective Date), and including the last day, unless the last day is a holiday or Saturday or Sunday, and then that day is also excluded. All references to time shall be deemed to refer to California time.

          15.17 JOINT AND SEVERAL LIABILITY. If Buyer is composed of more than
                ---------------------------
     one individual or entity, all obligations and liabilities of Buyer under this Agreement shall be joint and several as to each of those individuals or entities who compose Buyer.

          15.18 BUYER'S WORK PRODUCT CONCERNING THE PROPERTY. If for any reason
                --------------------------------------------
     (other than a breach or default by Seller) Buyer fails to purchase the Property, Buyer shall promptly deliver to Seller, at no cost or expense to Seller, and without representation or warranty as to sufficiency, accuracy, completeness, validity, truthfulness, enforceability or assignability, all test results, studies, plans, reports or other materials or work product prepared by Buyer, or its agents, employees or contractors, related to the Property ("Work Product"). Work Product shall not include any financial projections, internal memoranda or attorney-client privileged documents. Buyer's obligation hereunder shall survive termination of the Agreement. Following delivery, Seller may use this Work Product for any purpose.

          15.19 NO OBLIGATIONS TO THIRD PARTIES. The execution and delivery of
                -------------------------------
     this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties to this Agreement to, and person or entity other than Seller and Buyer. There are not any third party beneficiaries to this Agreement.

          15.20 SURVIVAL OF COVENANTS. The covenants, agreements, indemnitees,
                ---------------------
     representations and warranties of Buyer and Seller shall survive the Close of Escrow and termination of this Agreement.

     16.  SPECIAL COVENANTS OF SELLER. Between the Effective Date and the
          ---------------------------
Closing Date, Seller covenants and agrees that Seller shall (a) maintain the Property in the manner that Seller is currently maintaining the Property, at Seller's cost and expense (except as otherwise provided in this Agreement), reasonable wear and tear accepted; (b) not enter into any contracts or agreements to sell the Property or which will be binding upon the Property after the Closing, except as otherwise permitted under this Agreement; (c) not transfer the Property nor execute or consent to the execution of any Lease or other agreement granting third party rights to occupancy or possession of any portion of the Property, except that (i) during the period between the Effective Date and the expiration of the Due Diligence Period, Seller may continue to lease the Property in the same manner as it had done prior to the Effective Date and shall promptly give Buyer written notice of any such Leases entered into by Seller, and (ii) after the expiration of the Due Diligence Period, Seller shall not execute any Lease or modify, extend or terminate any Lease without the prior written consent of Buyer, which consent shall not be unreasonably withheld or delayed, (d) not encumber the Property or create any new exception to title affecting the Property, without Buyer's consent; (e) deliver to Buyer each and every material notice or communication Seller receives in writing from any governmental authority pertaining to the ownership of the Property, promptly following Seller's actual receipt of the same; and (f) fully perform the material obligations of the lessor under the Leases and promptly notify Buyer of any and all defaults of which Seller has actual knowledge of by the tenants under the Leases.

     17.  EXISTING LEASE. Nothing contained in this Agreement is intended to, or
          --------------
shall, affect or impair any rights which Buyer may have, as a tenant, under its existing lease of space in the Building.

SELLER:                                  BUYER:

TR BRELL CAL CORP.,                      E-TEK DYNAMICS, INC., a
an Illinois corporation                  California corporation


By: /s/ [SIGNATURE]                      By: /s/ Theresa Pan
   -------------------------------          -------------------------------
   Title:                                Title: President
         -------------------------             ----------------------------
   Name:                                 Name:  Theresa Pan
        --------------------------            -----------------------------


Date of Seller's signature:              Date of Buyer's signature:

____________________, 1996               8/28, 1996

                                   EXHIBIT A
                                   ---------

                           LEGAL DESCRIPTION OF LAND
                           -------------------------

The land referred to below situated in the County of Santa Clara, State of California and described as follows:

     Parcel A, as shown on Parcel Map filed January 15, 1982 in Book 495 of Maps, at Pages 3 and 4, Santa Clara County Records.

Assessor's Parcel No. 244-19-017

                                      A-1